Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

American Energy Independence ETF (USAI)
(the “Fund”)

September 21, 2018

Supplement to the
Summary Prospectus dated December 11, 2017 and
Prospectus dated December 8, 2017
Effective with the September 28, 2018 rebalance of the Fund’s underlying index, the third paragraph of the section of the Fund’s Summary Prospectus and Prospectus entitled “Principal Investment Strategy—American Energy Independence Index” is replaced with the following:
The Index includes securities across the following categories of midstream companies. Such categories and the weight assigned to each category at the time of each rebalance of the Index are as follows:
U.S. & Canadian Midstream Companies (80%)
U.S.- or Canadian-listed companies that (i) have their principal place of business in the United States or Canada, (ii) elect to be treated as a corporation for U.S. or Canadian federal income tax purposes, and (iii) generate a majority of their cash flow or revenue from midstream energy infrastructure related activities.

U.S. Midstream MLPs* (20%)
U.S.-listed Midstream MLPs that (i) have their principal place of business in the United States, (ii) elect to be treated as a partnership for U.S. federal income tax purposes, (iii) do not pay incentive distribution rights (“IDRs”), and (iv) are not affiliates of MLP GPs that are owned in the Index.

*If an MLP that would be included in the Index has a tracking stock that is a corporation or elects to be taxed as a corporation, then such tracking stock will be included in the Index in place of the MLP and will use the MLP’s adjusted market capitalization for calculating its weight.
Additionally, the sixth and seventh paragraphs of the section of the Fund’s Summary Prospectus and Prospectus entitled “Principal Investment Strategy—American Energy Independence Index” are replaced with the following:
The Index is rebalanced quarterly, effective on the last trading day of each calendar quarter. Within each of the above categories, Index constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each rebalance. Each individual constituent is limited to a weight of 7.25%, and any excess weight is redistributed equally among the other companies in the same category first and then to the remaining companies as needed.
Additionally, the aggregate weight of companies with individual weights greater than 5% (“5% Companies”) may not exceed 45%. If the aggregate weight of the 5% Companies would exceed 45%, the excess weight will be redistributed proportionally to companies with a weight of less than 4.25%. If at the time of a rebalance a company’s weight would be between 4.25% and 5%, the company’s weight will be reduced to 4.25% and the excess redistributed to companies in the same category with a weight of less than 4.25%.
Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.